Exhibit 10.2

AMENDMENT NO. 1 TO THE
PATENT AND TECHNOLOGY LICENSE AGREEMENT

This AMENDMENT NO. 1 effective this 11th day of May, 2009 (“AMENDMENT NO. 1 EFFECTIVE DATE”), to the Patent and Technology License Agreement between the Parties dated November 2, 2007 (for MDA 94-036 and MDA 97-004) (“ORIGINAL LICENSE”), is made by and between the BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (hereinafter “UTMDACC”), a component institution of SYSTEM, and BIO-PATH, INC. a Utah corporation having a principal place of business located at 2939 Harrison Boulevard, Suite 230, Ogden, Utah, 84403 (“LICENSEE”) BOARD and LICENSEE may be referred to hereafter collectively as the “PARTIES.”

RECITALS

A.                BOARD and LICENSEE desire to amend the ORIGINAL LICENSE to add a new technology and reflect the PARTIES’ Original intent with respect to the originally licensed technologies

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:

AMENDED TERMS

1.	Exhibit I of the ORIGINAL LICENSE (which included MDA 94-036 and MDA 97-004) shall be deleted in its entirety and replaced with the new Exhibit I attached hereto.

2.	It is understood and agreed by LICENSEE that as a result of this AMENDMENT NO. I, BIO-PATH’s obligation to pay out-of-pocket expenses under Section 4.1(a) of the ORIGINAL LICENSE includes, but is not limited to, those expenses incurred in connection with MDA 96-020 and MDA99-033

3.	The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO. 1 the terms and conditions of the ORIGINAL LICENSE shall remain in full force and effect.

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO 1.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		BIO-PATH, INC.

By:	/s/ John Mendelsohn, M.D.	By:	/s/ Peter H. Nielsen
	John Mendelsohn, M.D.		Peter H. Nielsen
	President		President and CEO
The University of Texas
	M. D. Anderson Cancer Center	Date: April 30, 2009
Date: May 11, 2009

THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By:	/s/ Leon Leach
Leon Leach
Executive Vice President
The University of Texas
M. D. Anderson Cancer Center

Date: May 11, 2009

Approved as to Content:

By:	/s/ Christopher C. Capelli, M.D.
Christopher C. Capelli, M.D.
Vice President, Technology Based Ventures
Office of Technology Commercialization
M. D. Anderson Cancer Center

Date: May 5, 2009

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EXHIBIT I

MDA NO.	Inventors	Title	U.S. and foreign patent application / patent numbers
MDA94-036	Gabiel Lopez-Berestein, M.D.; Ana Maria Tari, Ph.D	Liposomal Phosphodiester, Phosphorothioate, and and p-Ethoxy Oligonucleotides

U.S. Patent Nos 5,855,911;  6,042,846; 7,176,302 and Ser # 11/674,563; PCI/US 1996/14146

nationalized

Canadian Ser No. 2,228,944;

Japanese Ser No. 9-510642; European # 0847272

nationalized

0847272GB

0847272DE

0847272FR

MDA96-009	Gabriel Lopez-Berestein, M.D.; Ana M. Tari, Ph.D; and Ralph Arlinghaus, Ph.D	Inhibition of chronic myelogenous leukemic cell growth by liposomal-antisense oligodeoxynucleotides targeting to Grb2 or Crk1

U S. Patent Nos. 7,309,692 and 7,220,853;

Serial No 11/696,015 PCI/US1997/10101

Nationalized

Canadian Ser No. 2,259,144

European 0912729  Nationalized

European Divisional 1234876

Nationalized

1234876FR

1234876DE

1234876IT

1234876ES

MDA96-020	Mar Tormo, M.D.; Ana Tari, Ph.D; Gabriel Lopez-Berestein, M.D.; Timothy McDonnell, M.D., Ph.D	Inhibition ofBcl-2 protein expression by liposomal antisense oligos

U S. Patent Nos 6,977,244

and 7,285,288;  PCT/US/1997/18348 Nationalized

Canadian Serial No 2,266,584

Japanese Serial No 10-516985

Japanese Divisional 2007- 248267

European 0939621

Nationalized

0939621DE

0939621ES

0939621FR

09396211E

093962ISE

0939621GB

09396211T

MDA99-033	Ana Tari, Ph.D; Gabriel Lopez-Berestein, MD; and Yolanda Gutierrez-Puente	Small oligonucleotide with anti-tumor activity	09506797 PCI/US2001/40159

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